 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Welsbach Technology Metals Acquisitions Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2025

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4422 N. Ravenswood Ave #1025

Chicago, Illinois 60640

(Address and zip code of principal executive offices)

(251) 280-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	N/A
Common Stock, $0.0001 par value per share	WTMA	N/A
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Non-Redemption Agreements

On June 6, 2025, Welsbach Technology Metals Acquisition Corp. (“WTMA”) filed a definitive proxy statement on Schedule 14A for the purposes of calling a special meeting of WTMA’s stockholders (the “Special Meeting”) to approve, among other proposals, an amendment to WTMA’s amended and restated certificate of incorporation to extend the date by which it has to consummate an initial business combination from June 30, 2025 to September 30, 2025 (the “Extension”).

On June 20, 2025 and June 23, 2025, in connection with the Special Meeting, WTMA and Welsbach Acquisition Holdings LLC (the “Sponsor”) entered into non-redemption agreements (“Non-Redemption Agreements”) with several unaffiliated third-party holders of WTMA’s common stock (the “Investors”) on substantially the same terms in exchange for their agreement to not redeem up to an aggregate of 465,880 shares of the WTMA’s common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting. In exchange for the foregoing commitment not to redeem such shares, the Sponsor and WTMA have agreed to cause the surviving entity (“MergeCo”) of any future WTMA initial business combination to issue to the Investors up to an aggregate of 23,294 ordinary shares of MergeCo immediately following the consummation of an initial business combination if the Investors continue to hold such Non-Redeemed Shares through the Special Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of WTMA’s stockholders to approve the Extension at the Special Meeting, (ii) WTMA’s determination not to proceed with the Extension, (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of WTMA, (v) the mutual written agreement of the parties or (vi) if the applicable Investor exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Special Meeting and such Non-Redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of WTMA common stock being offered to Investors pursuant to the Non-Redemption Agreements will be issued pursuant to one or more exemptions under Rule 4(a)(2) or Regulation D under the Securities Act of 1933 based on representations made by the Investors in the Non-Redemption Agreements.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF WTMA ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EXTENSION AMENDMENT PROPOSAL.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 24, 2025

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer

2

Exhibit 10.1

NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered as of [●], 2025 by and among Welsbach Technology Metals Acquisition Corp. (“WTMA”), Welsbach Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”) and the undersigned investors (collectively, the “Investor”).

RECITALS

WHEREAS, the Sponsor currently holds WTMA ordinary shares, par value $0.0001 per share, initially purchased in a private placement prior to WTMA’s initial public offering (the “Founder Shares”);

WHEREAS, WTMA expects to hold an extraordinary general meeting of shareholders (the “Meeting”) for the purpose of approving, among other things, an amendment to WTMA’s Certificate of Incorporation (the “Charter”) to extend the date by which WTMA must consummate an initial business combination (the “Initial Business Combination”) by three additional months until September 30, 2025 (the “Extension”);

WHEREAS, the Charter provides that a shareholder of WTMA may redeem its ordinary shares, par value $0.0001 per share, initially sold as part of the units in WTMA’s initial public offering (whether they were purchased in WTMA’s initial public offering or thereafter in the open market) (the “Public Shares” and together with the Founder Shares, the “Ordinary Shares”) in connection with the Charter amendment, on the terms set forth in the Charter (“Redemption Rights”);

WHEREAS, during the period of the Extension the Sponsor intends to cause WTMA to consummate a business combination, with the target company and business combination structure to be identified, resulting in a surviving operating company being listed on Nasdaq immediately following the Initial Business Combination (such surviving company, “MergeCo”), with the effect that the Ordinary Shares will either be exchanged for or converted into ordinary or common shares of MergeCo (the “MergeCo Shares”) with such MergeCo Shares to be issued to the existing shareholders of the WTMA’s target, at a valuation that is yet to be determined;

WHEREAS, subject to the terms and conditions of this Agreement, the Sponsor desires to cause MergeCo to issue to Investor, and Investor desires to acquire from MergeCo on such basis, that number of MergeCo Shares set forth opposite such Investor’s name on Exhibit A (the “Promised Securities”), to be issued to Investor by MergeCo in connection with WTMA’s completion of its Initial Business Combination.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and the Sponsor hereby agree as follows:

1.	Terms of Transfer.

1.1.	Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 PM, New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting and, and (d) the Company implements the Extension, then WTMA and the Sponsor hereby agree to cause MergeCo to issue to Investor for no additional consideration the Promised Securities set forth on Exhibit A. “Investor Shares” shall mean an amount of the Public Shares presently held by Investor equal to the lesser of an aggregate amount of (i) [ ] Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other WTMA shareholders similar to this Agreement on or about the date of the Meeting. The Sponsor and WTMA agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern on the first business day before the date of the Meeting (and in all cases a sufficient amount of time to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares), provided, that such amount shall not exceed [ ] Public Shares.

1.2.	WTMA, the Sponsor and Investor hereby agree that the issue by MergeCo of the Promised Securities shall be subject to the conditions that (i) the Initial Business Combination is consummated; and (ii) Investor [(or its Permitted Transferees (as such term is defined in section 4.3 of that certain stock escrow agreement, dated December 27, 2021, by and among WTMA, the Sponsor, WTMA’s officers, directors and other insiders and Continental Stock Transfer & Trust Company, as escrow agent (as it exists on the date hereof, the “Escrow Agreement”)] executes the Joinder (as defined in Section 1.8).

Upon the satisfaction of the foregoing conditions, as applicable, WTMA and the Sponsor shall cause MergeCo to promptly issue (and no later than two (2) business days following the closing of the Initial Business Combination) the Promised Securities to Investor (or its Permitted Transferees) free and clear of any liens or other encumbrances, other than restrictions on transfer imposed by the securities laws. The Sponsor and WTMA covenant and agree to cause MergeCo to facilitate such transfer to Investor (or its Permitted Transferees) in accordance with the foregoing.

1.3.	Adjustment to Share Amounts. If at any time the number of outstanding Ordinary Shares are increased or decreased by a consolidation, combination, subdivision or reclassification of the Ordinary Shares of WTMA or other similar event, then, as of the effective date of such consolidation, combination, subdivision, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Ordinary Shares of WTMA. For the avoidance of doubt, the issuance of MergeCo Shares to the existing shareholders of WTMA’s target in connection with the Initial Business Combination shall not cause any such adjustment.

1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving WTMA in which its Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of ordinary shares of WTMA, the Sponsor shall transfer, with respect to each MergeCo Share to be issued hereunder, the kind and amount of securities, cash or other property into which such Promised Securities converted or exchanged.

1.5.	Forfeitures, Transfers, etc. Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Promised Securities.

1.6.	Delivery of Shares; Other Documents. At the time of the issue of Promised Securities hereunder, WTMA and the Sponsor shall cause MergeCo to deliver the Promised Securities to Investor in book-entry form effected through MergeCo’s register of members (or other equivalent register) and through WTMA’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7.	Registration Rights. In connection with the issuance of the Promised Securities, Investor shall be entitled to registration rights set forth in that certain Registration Rights Agreement, dated December 27, 2021, by and among WTMA, WTMA’s officers, directors and insiders and the Sponsor (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and MergeCo and Investor shall execute the Joinder (as defined below).

1.8.	Joinder to Agreements. In connection with the issue of the Promised Securities to Investor, Investor shall execute a joinder to the Registration Rights Agreement and a signature page to the amended and restated version of the Registration Rights Agreement attached as Annex G to the definitive proxy statement/prospectus filed as part of WTMA’s registration statement on Form S-4 (Registration No. 333-283119), in substantially the forms attached here to as Exhibit B (collectively, the “Joinder”) pursuant to which Investor shall agree with MergeCo to be bound by the terms and provisions of the Registration Rights Agreement as a “holder” thereunder with respect to the Promised Securities (upon acquisition thereof) as “Registrable Securities” thereunder. [Notwithstanding anything in this Agreement and/or the Joinder to the contrary, Investor shall not be subject to any transfer or lock-up restrictions under the Registration Rights Agreement or any other agreement (other than transfer restrictions that apply to the MergeCo Shares generally under applicable securities laws).]

1.9.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on earlier of (a) the failure of WTMA’s shareholders to approve the Extension at the Meeting, (b) WTMA’s abandonment of the Extension prior to the implementation thereof, (c) the fulfillment of all obligations of parties hereto, (d) the liquidation or dissolution of WTMA prior to completing a Business Combination, (e) the mutual written agreement of the parties hereto; or (f) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investors Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Sponsor’s obligation to cause MergeCo to issue the Promised Securities to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.

2.	[Reserved].

3.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor that:

3.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Promised Securities.

3.2.	Accredited Investor. Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, (the “Securities Act”) or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

3.3.	Intent. Investor is acquiring the Promised Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell Promised Securities to or through any person or entity except as may be permitted hereunder.

3.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

3.4.1.	[Reserved.]

3.4.2.	Investor acknowledges and agrees that the Promised Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of WTMA’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

3.4.3.	Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by WTMA, to waive any right that it may have to elect to have WTMA redeem any Investor Shares in connection with the Extension and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares in connection with the Extension and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to redeem any Public Shares other than the Investor Shares, or to trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or trade or redeem any Investor Shares in its discretion and at any time after the date of the Meeting.

3.4.4.	Investor acknowledges and understands the Promised Securities will be offered by MergeCo in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Promised Securities, such Promised Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Investor agrees that, if any transfer of the Promised Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Investor may be required to deliver to MergeCo an opinion of counsel satisfactory to MergeCo that registration is not required with respect to the Promised Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Promised Securities.

3.5.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Promised Securities.

3.6.	Risk of Loss. Investor is aware that an investment in the Promised Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Promised Securities, including those restrictions described or provided for in this Agreement pertaining to transferability under applicable securities laws. Investor is able to bear the economic risk of its investment in the Promised Securities for an indefinite period of time and able to sustain a complete loss of such investment.

3.7.	Independent Investigation. Investor has relied upon an independent investigation of WTMA and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or any representatives or agents of the Sponsor, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of WTMA and has had an opportunity to ask questions of, and receive answers from WTMA’s management concerning WTMA and the terms and conditions of the proposed sale of the Promised Securities and has had full access to such other information concerning WTMA as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.

3.8.	Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Promised Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.

3.9.	Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Promised Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Promised Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Promised Securities. Investor’s subscription and payment for and continued beneficial ownership of the Promised Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

3.10.	Authority. This Agreement has been validly authorized, executed and delivered by Investor and is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.11.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.

3.12.	No Intent to Effect a Change of Control; Ownership. Investor has no present intent to effect a “change of control” of WTMA as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of the Nasdaq.

3.13.	No Advice from Sponsor. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, WTMA, the Promised Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3.14.	Reliance on Representations and Warranties. Investor understands that the Promised Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.

3.15.	No General Solicitation. Investor is not subscribing for Promised Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.16.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Promised Securities nor is Investor entitled to or will accept any such fee or commission.

3.17.	No Pending Actions. There is no action pending against Investor or, to Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Investor of its obligations under this Agreement.

4.	Representations and Warranties of Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

4.1.	Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer the Promised Securities.

4.2.	Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

4.3.	Title to Securities. The Sponsor shall cause the Promised Securities to be issued, when issued to Investor by MergeCo as provided herein, to be free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the MergeCo Shares generally, under applicable securities laws).

4.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the certificate of formation or the Sponsor LLC Agreement, (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound [(including the Escrow Agreement and the Sponsor LLC Agreement)] or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

4.5.	No General Solicitation. The Sponsor has not offered the Promised Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Promised Securities nor is the Sponsor entitled to or will accept any such fee or commission.

4.7.	Reliance on Representations and Warranties. The Sponsor understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

4.8.	No Pending Actions. There is no action pending against Sponsor or, to Sponsor’s knowledge, threatened against Sponsor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Sponsor of its obligations under this Agreement.

5.	Trust Account. Until the earlier of (a) the consummation of WTMA’s initial business combination; (b) the liquidation of the Trust Account; and (c) 42 months from consummation of WTMA’s initial public offering or such later time as the shareholders of WTMA may approve in accordance with the Charter, WTMA will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. WTMA further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including, but not limited to, in connection with a liquidation of WTMA if it does not effect a business combination prior to its termination date.

6.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

7.	Assignment; Entire Agreement; Amendment.

7.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by WTMA, the Sponsor or Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party; provided, that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof.

7.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

7.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

8.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by email with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by email upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.

9.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.	Survival; Severability

10.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

10.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.	Disclosure; Waiver. As soon as practicable, but in no event later than one business day, after execution of this Agreement, WTMA will file (to the extent that it has not already filed) a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the material terms of this Agreement. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. WTMA agrees that the name of the investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that the Sponsor may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Sponsor or any of WTMA’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving WTMA, including without limitation, any claims arising under Rule 10-b(5) of the Exchange Act; and (iii) is aware that the Sponsor is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 12, in connection with the transactions contemplated by this Agreement. WTMA shall, by 9:30 a.m., New York City time, on the first business day immediately following the date of the Meeting, issue one or more press releases or file with the United States Securities and Exchange Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and any other material, nonpublic information that WTMA has provided to Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to WTMA’s knowledge, Investor shall not be in possession of any material, nonpublic information received from WTMA or any of its officers, directors or employees.

13.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and the Sponsor as, and the Sponsor acknowledges that Investor and the Sponsor do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

14.	Most Favored Nation. In the event the Sponsor or WTMA enter one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and WTMA represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. In the event that another investor is afforded any such more favorable terms than the Investor, the Sponsor shall promptly inform the Investor of such more favorable terms in writing, and the Investors shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

COMPANY:

WELSBACH TECHNOLOGY METALS ACQUISITION CORP.

By:
Name:	Chris Clower
Title:	Chief Operating Officer

[Signature Page to Non-Redemption Agreement]

SPONSOR:

WELSBACH ACQUISITION HOLDINGS LLC

By:
Name:	Chris Clower
Title:	Managing Member

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	SSN/EIN	Address	Promised Securities	Number of Public Shares to be Held as Investor Shares
			_________ MergeCo Shares	____________ Ordinary Shares
			_________ MergeCo Shares	____________ Ordinary Shares
			_________ MergeCo Shares	____________ Ordinary Shares
			_________ MergeCo Shares	____________ Ordinary Shares
			_________ MergeCo Shares	____________ Ordinary Shares
Total			_________ MergeCo Shares	____________ Ordinary Shares

EXHIBIT B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

______, 20_

Reference is made to that certain Non-Redemption Agreement dated as of June [   ], 2025 (the “Agreement”), by and among [ ] (“Investor”), Welsbach Technology Metals Acquisition Corp. (the “Company”) and Welsbach Acquisition Holdings LLC (the “Sponsor”), pursuant to which Investor acquired securities of the Company from the Sponsor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date first set forth above, that Investor shall become a party to that certain Registration Rights Agreement, dated December 27, 2021, by and among WTMA, WTMA’s officers, directors and insiders and the Sponsor (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Promised Securities (together with any other equity security of MergeCo issued or issuable with respect to any such Promised Securities by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

INVESTOR

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

WELSBACH TECHNOLOGY METALS ACQUISITION CORP.

By:
Name:	Chris Clower
Title:	Chief Operating Officer

[Signature Page to Joinder to Registration Rights Agreement]

INVESTOR HOLDER:

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]